Exhibit 4.1

COMMON SHARES

NUMBER

This certificate is transferable in
South Saint Paul, MN

COMMON SHARES

SHARES

CSI

CARDIOVASCULAR SYSTEMS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

See reverse side for certain definitions

CUSIP: *141617 100*

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
CARDIOVASCULAR SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent-Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

James E. Flaherty
Secretary

David L. Martin
Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Stock Certificate CUSIP: 141617 1 00

     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the Shares of each Class or Series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent Classes or Series.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in commn	UNIF GIFT MIN ACT —		Custodian

TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Transfers to Minors
Act

(State)

			UNIF GIFT MIN ACT —		Custodian (until age )

(Cust)
under Uniform Transfers

to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.
For value received       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By: